UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2022

Encompass Health Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.          Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

Effectiveness of Enhabit, Inc. Registration Statement on Form 10

Enhabit, Inc. (“Enhabit”) previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially publicly filed on May 25, 2022 (as amended, the “Registration Statement”), relating to the distribution by Encompass Health Corporation (“Encompass” or the “Company”) of all of the outstanding shares of common stock of Enhabit, par value $0.01 per share (the “Enhabit Common Stock”), to Encompass stockholders. On June 17, 2022, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding Enhabit’s business and management. The final information statement, dated June 21, 2022 (the “Information Statement”), is attached hereto as Exhibit 99.1. As further described in the Information Statement, Encompass expects to distribute one share of Enhabit Common Stock for every two shares of Encompass common stock, par value $0.01 per share (“Encompass Common Stock”), held as of 5:00 p.m. Eastern Time on June 24, 2022, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 12:01 a.m. Eastern Time on July 1, 2022.

Commencement of “When-Issued” and “Regular-Way” Trading of Enhabit Common Stock

As an update to previously announced dates for “when-issued” and “regular-way” trading of Enhabit Common Stock, beginning on or around June 23, 2022, Enhabit Common Stock will commence trading on a when-issued basis on the New York Stock Exchange under the ticker symbol “EHAB WI” with such trading on a when-issued basis ending at the close of business on June 30, 2022. Beginning on July 1, 2022, Enhabit Common Stock will commence trading regular way under the ticker symbol “EHAB”.

“Regular-Way” and “Ex-Distribution” Trading of Encompass Common Stock

As an update to previously announced dates, beginning on or about June 23, 2022 and continuing up to the close of business on June 30, 2022, there will be two markets in Encompass Common Stock on the NYSE: a “regular-way” market and an “ex-distribution” market. Encompass Common Stock trading in the “regular-way” market will include an entitlement to shares of Enhabit Common Stock to be distributed, such that holders of Encompass Common Stock who sell Encompass shares regular way on or before June 30, 2022 will also be selling their right to receive shares of Enhabit Common Stock. Shares trading in the “ex-distribution” market under the ticker symbol “EHC WI” will trade without an entitlement to Enhabit Common Stock distributed pursuant to the distribution. Encompass Common Stock will continue trading regular way under the ticker symbol “EHC” following the distribution on July 1, 2022.

The information contained herein, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

The information contained herein and in the information statement attached as Exhibit 99.1 hereto include certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, including the timing and effects, such as the tax-free treatment and the incremental costs, of the spin off and rebranding of the Enhabit home health and hospice business and its impact on the business models of Enhabit and Encompass, outlook and guidance, the expected impact of the COVID-19 pandemic on Enhabit’s and Encompass’s business and financial assumptions, business strategy, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results or model, ability to return value to shareholders, projected capital expenditures, leverage ratio, acquisition opportunities, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions Enhabit and Encompass believe, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections, or forward-looking statements will be realized.

All such estimates, projections, and forward-looking statements speak only as of the date hereof. Enhabit and Encompass undertake no duty to publicly update or revise that information.

You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report and the information statement attached hereto as Exhibit 99.1 as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached information statement and Encompass’s Annual Report on Form 10‑K for the year ended December 31, 2021 and Form 10‑Q for the three months ended March 31, 2022, and the Registration Statement and in other documents previously filed with the U.S. Securities and Exchange Commission. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

99.1	Information Statement of Enhabit, Inc., dated June 21, 2022

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022	ENCOMPASS HEALTH CORPORATION

By:	/s/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary